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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

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                                      FORM 8-A


                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                         PURSUANT TO SECTION 12(b) OR 12(g)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                           SCRIPTGEN PHARMACEUTICALS, INC.
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                (Exact Name of Registrant as Specified in its Charter)

                Delaware                               22-3193172
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(State of Incorporation or Organization)            (I.R.S. Employer
                                                     Identification No.)

          200 Boston Avenue
          Medford, MA                                02155
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(Address of principal executive offices)           (zip code)

     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                Each Class is to be Registered
          -------------------                ------------------------------

                 None                                     None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

     Securities Act registration statement file number to which this form relates:

     333-40687 (if applicable)
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     Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value $0.01 per share
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                                   (Title of Class)


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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          A description of the Registrant's Common Stock is set forth under the caption "Description of Capital Stock" on page 59 of the Prospectus forming part of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File no. 333-40687) filed with the Securities and Exchange Commission on January 8, 1998, and as amended from time to time, (the "Registration Statement"), which is incorporated herein by reference for all purposes. The Registrant hereby incorporates by reference into this registration statement the description of its Common Stock included in any Prospectus forming part of the Registration Statement subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2.   EXHIBITS.

          1. Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the Registration Statement).

          2. Form of Amendment to Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.5 to the Registration Statement).

          3. Form of Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.6 to the Registration Statement).

          4.   Amended By-laws of Registrant (incorporated by reference to
               Exhibit 3.4 to the Registration Statement).

          5. Specimen of Registrant's Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).


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                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              SCRIPTGEN PHARMACEUTICALS, INC.


                              By: /s/ Karen A. Hamlin
                                  ----------------------------------------------
                                  Karen A. Hamlin
                                  Senior Director of Operations,
                                  Secretary and Treasurer



Dated:  February 2, 1998


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